Restructuring expense	12 Months Ended
Dec. 31, 2025
Restructuring Expense [Abstract]
Restructuring expense	Restructuring expense
On June 10, 2025, Molecular Partners announced a planned operational efficiency initiative (“restructuring 2025”), which included a reduction in headcount within R&D. As a result 34 positions - primarily in R&D, but also in supporting functions - were impacted.

For the twelve months ended December 31, 2025, the Group recognized TCHF 2,689 as an expense, of which TCHF 501 was provided for as at December 31, 2025. Of the total restructuring cost TCHF 602 related to SG&A cost and TCHF 2,087 related to R&D cost hereof TCHF142 are non-cash items related to share-based compensation costs.

The remaining amount is expected to be paid out during Q1 2026.